UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☑                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARTISAN PARTNERS ASSET MANAGEMENT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ARTISAN PARTNERS ASSET MANAGEMENT INC.

To Be Held On:

June 2, 2020 at 9:00 a.m. Pacific Time

Le Méridien Hotel, 333 Battery Street, San Francisco, CA 94111

COMPANY NUMBER
ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/22/20.

Please visit http://www.astproxyportal.com/ast/18158, where the following materials are available for review:

• Notice of Annual Meeting of Stockholders and Proxy Statement
• Form of Electronic Proxy Card
• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. To obtain directions to the Annual Meeting please call (866) 632-1770.

MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote “FOR” the election of all nominees.

1. Election of Directors

NOMINEES:

Matthew R. Barger

Eric R. Colson

Tench Coxe

Stephanie G. DiMarco

Jeffrey A. Joerres

Andrew A. Ziegler

The Board of Directors recommends a vote “FOR” proposal 2.

2.  Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

In the event it is not possible or advisable to hold our annual meeting in person due to concerns regarding the coronavirus or COVID-19, we will make alternative arrangements which may include holding the meeting solely by means of remote communication. If we make such a change, we will announce the change in advance and provide instructions on how to participate at www.apam.com.

Please note that you cannot use this notice to vote by mail.